UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2007

MAGNUM D’OR RESOURCES, INC.
(Exact name of registrant as specified in its Charter)

Nevada	0-31849	98-0215202
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1326 S.E. 17th Street, #513, Ft. Lauderdale, Florida	33316
(Address of principal executive offices)	(Zip Code)

(305) 420-6563
(Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 8.01 Other Events

On March 27, 2007 the Company signed an Addendum to the Letter of Intent dated December 14, 2006 to acquire Terra Elastomer Technologies S.L., a company based in Dusseldorf, Germany. The Addendum extends the time to close this transaction from March 31, 2007 to June 15, 2007.

A copy of the Addendum is attached as Exhibit 99.1

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c) 99.1  Addendum to Letter of Intent dated March 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNUM D’OR RESOURCES, INC. (Registrant)

Date: March 29, 2007	By:	/s/ Chad Curtis

Chad Curtis Chief Executive Officer